SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2001

COMMISSION FILE NUMBER: 027455

AIRGATE PCS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	58-2422929
(State or other jurisdiction of incorporated or organization)	(IRS Employer Identification Number)

HARRIS TOWER, 233 PEACHTREE STREET N.E., SUITE 1700
ATLANTA, GEORGIA 30303
(Address of Principal Executive Offices)

404-525-7272
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

99	Slide presentation dated May 23, 2001.

ITEM 9. REGULATION FD DISCLOSURE

      On May 23, 2001 AirGate PCS, Inc. made a presentation at a financial conference. AirGate PCS hereby incorporates by reference herein the information set forth in its slide presentation dated May 23, 2001, a copy of which is attached hereto as Exhibit 99.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGATE PCS, INC. (Registrant)

Date: May 23, 2001	By: /s/ Alan B. Catherall Name: Alan B. Catherall Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

99	Investor presentation used periodically	3